UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     July 11, 2023
Commission File Number

CIRRUS LOGIC, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-17795	77-0024818
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

800 W. 6th Street	Austin,	TX		78701
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s telephone number, including area code:			(512)	851-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value	CRUS	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 11, 2023, the Compensation and Human Resources Committee (the “Committee”) of Cirrus Logic, Inc.’s (the “Company’s”) Board of Directors approved the request of the Company’s CEO, John Forsyth, to reduce his base salary, effective immediately, by 10% from $728,000 to $655,200. Mr. Forsyth voluntarily requested this reduction in acknowledgement of the workforce reduction described in Item 7.01 immediately below. The Committee may review, change, or end such reduction at its discretion in the future.

Item 7.01 Regulation FD Disclosure.
On July 12, 2023, the Company notified its employees that it has implemented a workforce reduction of approximately 5% of its global employees. This action was taken in response to overall market conditions and the impact related to a new product previously scheduled for introduction this fall no longer being expected to come to market as planned, which the Company previously disclosed in its Annual Report on Form 10-K for its fiscal year 2023 filed with the Securities and Exchange Commission ("SEC") on May 19, 2023. The Company continues to take steps to improve operational efficiency through product prioritization, targeted investments in R&D, and continued leverage in SG&A. The Company expects to recognize charges related to this workforce reduction in the second quarter of fiscal year 2024.

The information furnished pursuant to Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Special Note Regarding Forward-Looking Statements
This Current Report on Form 8-K (“Current Report”), contains forward-looking statements, including, but not limited to, statements regarding the Company’s workforce reduction and the charges the Company may recognize as a result. All forward-looking statements are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s reports filed with the SEC, including the Company’s risk factors listed in our Form 10-K for the year ended March 25, 2023, and in our other filings with the SEC, which are available at www.sec.gov. The foregoing information is only as of the date of this Current Report, and we expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIRRUS LOGIC, INC.

Date:	July 12, 2023	By:	/s/ Venk Nathamuni
			Name:	Venk Nathamuni
			Title:	Chief Financial Officer